BONNEL GROWTH FUND (ACBGX)                             (company logo)
Important Dividend Distribution Information


The Bonnel Growth Fund recently celebrated its three year anniversary on October 17, 1997. The follow table shows the average annual total returns ending October 31, 1997:

                          Average Annual Total Returns
Fund/Index             1 Year        3 Year           Since Inception (10/17/97)
-------------------    ------        ------           --------------------------
Bonnel Growth Fund*    16.59%        27.77%                    27.46%
S & P Midcap           32.68%        23.55%                       N/A
Russell 2000           29.35%        21.29%                       N/A

The Bonnel Growth Fund will also soon be making a dividend distribution which represents both long-term capital gains and short-term capital gains (taxable as ordinary income). This distribution will be paid to shareholders of record as of Monday, November 17, 1997. The distribution is estimated to be $3.50 per share, although this amount may change as we approach the distribution date. The realized capital gains are direct results from the healthy recent performance.

Record date:                                November 17
Ex-dividend date:                           November 18
Payable date:                               November 18

The early dividend payment will enable you to make additional investments in the Bonnel Growth Fund without paying taxes on gains that you did not actually earn during this past year. The early payment will also allow you to proceed with your year-end investment and tax planning strategy.

Thank you for your interest and we look forward to working with you in the future. If you have any questions, please contact an Institutional Marketing Representative at 1-800-873-3639 ext 2.


Best regards,

/S/CHRIS WAMMACK

Chris Wammack
Institutional Marketing Team



*Call 1-800-873-3639 for a free prospectus containing more information including fees and expenses. Read the prospectus carefully prior to investing. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares. Past performance is no guarantee of future results. The S & P Midcap and Russell 2000 are unmanaged indexes which do not reflect costs associated with a managed portfolio..



                                                  7900 Callaghan Road
                                                  ..............................
                                                  Mail Address:
                                                  P.O. Box 781234
                                                  San Antonio, Texas
                                                  ..............................
                                                  Tel 210-308-1234
                                                  ..............................
                                                  1-800-US-FUNDS
                                                  ..............................
                                                  Fax 2120-308-1217
                                                  ..............................
                                                  email shsvc@usfunds.com